Net Loss per Share Disclosure: Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share (Tables)	Mar. 31, 2023
Tables/Schedules
Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share

	March 31, 2023	December 31, 2022
	(Unaudited)
Common Stock Equivalents:
Stock Warrants	3,095,983	3,095,983
Convertible Preferred Stock	13,265,856	16,735,086
Convertible Notes	2,438,462	24,384,615
Total	18,800,301	44,215,684